Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 174 to the Registration Statement of Deutsche Securities Trust (Form N-1A, No. 002-36238) of our report dated July 21, 2017 on the financial statements and financial highlights of Deutsche CROCI® Sector Opportunities Fund, (of the series of Deutsche Securities Trust), included in the Fund’s Annual Report for the fiscal year ended May 31, 2017.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

September 22, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Securities Trust on Form N-1A (“Registration Statement”) of our report dated August 25, 2017 relating to the financial statements and financial highlights which appears in the June 30, 2017 Annual Report to Shareholders of the Deutsche Enhanced Commodity Strategy Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Securities Trust on Form N-1A (“Registration Statement”) of our report dated July 24, 2017 relating to the financial statements and financial highlights which appears in the May 31, 2017 Annual Report to Shareholders of the Deutsche Health and Wellness Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2017